Fourth Quarter and Full Year 2021 Supplemental Earnings Slides February 23, 2022

2 Safe Harbor This release is intended to be disclosure through methods reasonably designed to provide broad, non-exclusionary distribution to the public in compliance with the SEC's Fair Disclosure Regulation. This release contains certain ''forward-looking'' statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the statements in this release regarding our expectations with respect to our 2022 financial performance, the Apria transaction, including closing the transaction and opportunities related thereto, and the expected performance of the Apria business post-closing, as well as statements related to the impact of COVID-19 on the Company’s results and operations and the Company’s expectations regarding the performance of its business. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements, including the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement relating to the Apria transaction; the inability to complete the proposed transaction due to the failure to obtain approval of Apria’s stockholders for the proposed transaction or the failure to satisfy other conditions to completion of the proposed transaction, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction; risks related to disruption of management’s attention from Owens & Minor’s or Apria’s ongoing business operations due to the proposed transaction; the effect of the announcement of the proposed transaction on Owens & Minor’s or Apria’s relationships with its customers, suppliers and other third parties, as well as it operating results and business generally; the risk that the proposed transaction will not be consummated in a timely manner; exceeding the expected costs of the transaction; and the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected and the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies. Investors should refer to Owens & Minor’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC including the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and subsequent, quarterly reports on Form 10-Q and current reports on Form 8-K filed with or furnished to the SEC, for a discussion of certain known risk factors that could cause the Company’s actual results to differ materially from its current estimates. These filings are available at www.owens-minor.com. Given these risks and uncertainties, Owens & Minor can give no assurance that any forward-looking statements will, in fact, transpire and, therefore, cautions investors not to place undue reliance on them. Owens & Minor specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

3 2022 Modeling Assumptions Modeling Assumptions* Full Year 2022 Revenue $9.2 - $9.6 billion Gross Margin ~15% Interest Expense $42 - $46 million Capital Expenditures $50 - $60 million Adj. Effective Tax Rate 24% - 26% Diluted Weighted Average Shares Outstanding ~77 million Commodity Prices Unfavorable in near-term Expected Contribution from Apria Excluded from 2022 guidance * Modeling parameters are assumptions used for adjusted EPS guidance for 2022, and the Company undertakes no obligation to update such assumptions/modeling parameters subsequent to the date of this presentation (February 23, 2022).

4 Glove Cost Pass-Through (GCPT) Effect on Full-Year Revenue 2020 2021 2022 Guidance* ‘22 vs ’21 $ Variance ‘22 vs ’21 % Variance Revenue $8.5 billion $9.8 billion $9.4 billion $(0.4) billion (4)% GCPT Price Impact N/A $660 million $235 million $(425) million (64)% Revenue (ex. GCPT) $8.5 billion $9.1 billion $9.2 billion $0.1 billion 1% Uses the mid-point of our full-year 2022 guidance ranges. We estimate FY22 revenue will be reduced by $(400) - $(450) million vs FY21 as glove costs normalize. *